Debt securities in issue	6 Months Ended
Jun. 30, 2022
Debt Securities In Issue [Abstract]
Debt securities in issue
Note 13: Debt securities in issue

	At 30 June 2022			At 31 December 2021
	At fair value through profit or loss £m	At amortised cost £m	Total £m	At fair value through profit or loss £m	At amortised cost £m	Total £m

Medium-term notes issued	5,614	37,912	43,526	6,504	37,354	43,858
Covered bonds	—	15,282	15,282	—	17,409	17,409
Certificates of deposit issued	—	6,440	6,440	—	4,454	4,454
Securitisation notes	29	3,574	3,603	33	3,672	3,705
Commercial paper	—	11,076	11,076	—	8,663	8,663
	5,643	74,284	79,927	6,537	71,552	78,089
The notes issued by the Group’s securitisation and covered bond programmes are held by external parties and by subsidiaries of the Group.
Securitisation programmes
At 30 June 2022, external parties held £3,603 million (31 December 2021: £3,705 million) of the Group's securitisation notes in issue; these notes, together with those held internally, are secured on loans and advances to customers and debt securities held at amortised cost amounting to £30,555 million (31 December 2021: £31,406 million), the majority of which have been sold by subsidiary companies to bankruptcy remote structured entities. The structured entities are consolidated fully and all of these loans are retained on the Group's balance sheet.
Covered bond programmes
At 30 June 2022, external parties held £15,282 million (31 December 2021: £17,409 million) of the Group's covered bonds in issue; these bonds, together with those held internally, are secured on certain loans and advances to customers amounting to £31,345 million (31 December 2021: £36,729 million) that have been assigned to bankruptcy remote limited liability partnerships. These loans are retained on the Group's balance sheet.
Cash deposits of £4,035 million (31 December 2021: £3,558 million) which support the debt securities issued by the structured entities, the term advances related to covered bonds and other legal obligations are held by the Group.